UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 10, 2020 (June 24, 2020)

Liberty Star Uranium & Metals Corp.

(Exact Name of Registrant as Specified in its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-50071	90-0175540
(Commission	(IRS Employer
File Number)	Identification No.)

2 East Congress St. Ste 900, Tucson, AZ	85701
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s telephone number, including area code): (520) 425-1433

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	LBSR	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. [  ]

EXPLANATORY NOTE: This Report on Form 8K/A (“the First Amended Filing”) is being filed for the purpose of amending the Report on Form 8K filed on June 24, 2020 (“the Original Filing”), in order to file a corrected version of the Certificate of Designation filed as Exhibit 3.5 to the Original Filing. The corrected Certificate of Designation filed as Exhibit 3.8 to this First Amended Filing supersedes and replaces the Certificate of Designation filed as Exhibit 3.5 to the Original Filing as an amendment to the Registrant’s Articles of Incorporation. Except as described above, no other changes have been made to the Original Filing, and this First Amended Filing does not purport to provide a general update or discussion of any other developments subsequent to filing of the Original Filing.

The filing of this First Amended Filing shall not be deemed to be an admission that the Original Filing, when made, included any untrue statement of material fact or omitted to state a material fact necessary to make a statement contained therein not misleading.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 22, 2020, Liberty Star Uranium & Metals Corp. (“the Company”), filed a Certificate of Designation with the Secretary of State of Nevada for the purpose of amending its Articles of Incorporation to establish the terms of the Company’s Class A Common Stock (Class A Shares), par value $0.00001 per share (the “Class A Shares”). The terms of the Class A Stock are more fully described in the Certificate of Designations attached hereto as Exhibit 3.5, which is incorporated by reference herein.

Effective June 12, 2020, Liberty Star Uranium & Metals Corp. (“the Company”), pursuant to the authority conferred to the Board of Directors with the provisions of NRS 78.120 and Article VIII, Section 2 of the Company’s Bylaws, amended the Company Bylaws. The Board has determined that it is in the best interests of the Company to amend its Bylaws to provide that the provisions of General Corporation Law of Nevada pertaining to acquisition of a controlling interest (currently set forth NRS 78.378 to 78.3793 inclusive), not be applicable to the Company. The complete Amended and restated Bylaws are attached hereto as Exhibit 3.6 which is incorporated by reference herein.

9.01 Financial Statements and Exhibits

The exhibits listed in the following Exhibit Index are furnished as part of this Current Report on Form 8-K.

3.8 Correction to Certificate of Designation for Class A Shares

3.9 Complete Amended and Restated Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY STAR URANIUM & METALS CORP.

Dated: August 10, 2020	/s/ Patricia Madaris
Patricia Madaris, VP Finance & CFO